EXHIBIT 10.01-03
AMENDMENT NO. 3 OF
ARIZONA NUCLEAR POWER PROJECT
PARTICIPATION AGREEMENT

PARTIES:
ARIZONA PUBLIC SERVICE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Arizona", SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Salt River Project", SOUTHERN CALIFORNIA EDISON COMPANY, a corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as "Edison", PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under and by virtue of the laws of the State of New Mexico, herein- after referred to as "PNM", and EL PASO ELECTRIC COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Texas, hereinafter referred to as "El Paso".

As of July 22 1976

WHEREAS, pursuant to the Assignment of Interests, dated as of January 1, 1974, Arizona, Salt River Project and Tucson Gas and Electric Company ("Tucson"), each assigned and transferred to Arizona Electric Power Cooperative, Inc. ("AEPCO") an undivided interest in Palo Verde Station and the Project Agreements, and a Generation Entitlement Share, as set forth hereafter:

Arizona	1.0%
Salt River Project	1.0%
Tucson	0.4%
which assignment and transfer is reflected in Amendment No. 1, dated as of January 1, 1974 ("Amendment No. 1") of the Arizona Nuclear Power Project Participation Agreement, dated as of August 23, 1973 ("Participation Agreement");

WHEREAS, pursuant to the Tucson-Edison Palo Verde Station Assignment Agreement, dated August 28, 1975, Tucson assigned and transferred its undivided 15.4% interest in Palo Verde Station and in the Project Agreements and its 15.4% Generation Entitlement Share under the Participation Agreement, as amended by Amendment No. 1, together with all of its rights and obligations under said Assignment of Interests, dated as of January 1, 1974, to Edison, which assignment and transfer was reflected in Amendment No. 2, dated as of August 28, 1975 ("Amendment No. 2"), of the Participation Agreement; and

WHEREAS, pursuant to the Assignment and Transfer dated as of July 22, 1976 between AEPCO and Arizona and Edison and the Assignment and Transfer dated as of July 22, 1976, between AEPCO and Salt River Project, AEPCO has assigned and transferred its undivided 2.4% interest in the Palo Verde Station and the Project Agreements and its 2.4% Generation Entitlement Share under the Participation Agreement, as amended by Amendment Nos. 1 and 2, to Arizona, Salt River Project and Edison as set forth hereinafter:

Arizona	1.0%
Salt River Project	1.0%
Edison	0.4%

and Arizona, Salt River Project and Edison each to the extent of its respective interest so assigned and transferred has accepted said assignment and transfer and assumed the rights and obligations of AEPCO in the Palo Verde Station under the Participation Agreement, as amended by Amendment Nos. 1 and 2.

NOW THEREFORE, in consideration of the premises and of the covenants and conditions set forth herein and in the Participation Agreement, as amended by Amendment Nos. 1 and 2, the parties hereto agree as follows:

1.    In order to reflect the assignment by AEPCO to Arizona, Salt River Project and Edison as aforementioned, the Participation Agreement, as amended by Amendment Nos. 1 and 2, is hereby further amended as follows:

1.1    Section 3.28 of the Participation Agreement as amended, is hereby amended to read as follows:

"3.28 Generation Entitlement Share:
The percentage entitlement of each Participant to the Net Energy Generation and to the Available Generating Capability. Each Participant's percentage entitlement is as follows:

3.28.1	Arizona	=	29.1	percent
3.28.2	Salt River Project	=	29.1	percent
3.28.3	Edison	=	15.8	percent
3.28.4	PNM	=	10.2	percent
3.28.5	El Paso Electric	=	15.8	percent

1.2    Section 38.1.6 of the Participation Agreement, as amended, is hereby deleted.

2.     All references to AEPCO in the Participation Agreement, as amended by Amendment Nos. 1 and 2, and all Project Agreements, including all rights, obligations and interests of AEPCO thereunder, shall be deemed to be references to, and rights, obligations and interests of Arizona, Salt River Project and Edison, respectively, to the extent of their acceptance of AEPCO's undivided 2.4% interest in the Palo Verde Station.

3.     The Participation Agreement, as amended by Amendment Nos. 1 and 2 and this Amendment No. 3, shall remain in full force and effect.

WHEREFORE, the parties have executed this Amendment No. 3 as of the date set forth above.

ARIZONA PUBLIC SERVICE COMPANY
ATTEST:	By	/s/[ILLEGIBLE]
/s/[ILLEGIBLE]		Its Vice President-[ILLEGIBLE]
Its /s/Wm. I. Quinsler. Secretary
SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT
ATTEST AND COUNTERSIGN:	By	/s/Karl F. Abel
Its President
/s/Paul D. Rice
Its Secretary

SOUTHERN CALIFORNIA EDISON COMPANY
ATTEST:	By	/s/[ILLEGIBLE]
/s/[ILLEGIBLE]		Its Vice President
Its Assistant Secretary
PUBLIC SERVICE COMPANY OF NEW MEXICO
ATTEST:
/s/[ILLEGIBLE]	By	/s/C. D. Bedford
Its [ILLEGIBLE]		Its Vice President

/s/R. G. Crocker		EL PASO ELECTRIC COMPANY
Its Secretary
	By	/s/R. E. York
Its Senior Vice President

STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)
On this 9th day of March, 1977, before me, the undersigned Notary Public, personally appeared Edwin E. Van Bront and Wm. I. Quinsler, who acknowledged themselves to be the Vice President and Secretary of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such Vice President and Secretary.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/[ILLEGIBLE]
Notary Public
My Commission Expires Jan. 24, 1981

My Commission Expires:

STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)
On this 11th day of March, 1977, before me, the undersigned Notary Public, personally appeared
KARL F. ABEL and Paul D. Rice, who acknowledged themselves to be the President and Secretary of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona agricultural improvement district, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such President and Secretary.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/[ILLEGIBLE]
Notary Public

My Commission Expires:

[ILLEGIBLE]

STATE OF CALIFORNIA	)
	)	ss.
County of Los Angeles	)
On this 4th day of April, 1977, before me, the undersigned Notary Public, personally appeared [ILLEGIBLE] and [ILLEGIBLE] who acknowledged themselves to be the Vice President and Secretary of SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such Vice President and Secretary.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/[ILLEGIBLE]
Notary Public

My Commission Expires:

7/11/79

STATE OF NEW MEXICO	)
	)	ss.
County of Bernalillo	)
On this 25th day of April, 1977, before me, the undersigned Notary Public, personally appeared
/s/ C. D. Bedford and [ILLEGIBLE], who acknowledged themselves to be the Vice President and Asst. Secretary of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such Vice President and Assistant Secretary.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/[ILLEGIBLE]
Notary Public

My Commission Expires:

Jan. 4, 1981

STATE OF TEXAS	)
	)	ss.
County of El Paso	)
On this 13th day of April, 1977, before me, the undersigned Notary Public, personally appeared R. E. York and R. G. Crocker, who acknowledged themselves to be the Senior Vice President and Secretary of EL PASO ELECTRIC COMPANY, a Texas corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such Senior Vice President and Secretary.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/James E. Brown
Notary Public
James E. Brown, Notary Public
In and for the County of El Paso, Texas
My Commission Expires June 1, 1977

My Commission Expires:

June 1, 1977